
4523

NHI

Q1 2021 SUPPLEMENTAL

TABLE OF CONTENTS

COMPANY	
COMPANY INFORMATION & LEADERSHIP	02
PORTFOLIO	
PORTFOLIO OVERVIEW	03
PORTFOLIO SUMMARY	04
OPERATING PARTNERS	05
EBITDARM LEASE COVERAGE	06
PURCHASE OPTIONS & LEASE MATURITIES	07
INVESTMENTS	
INVESTMENT RATIONALE	08
RECENT INVESTMENTS	09
CAPITALIZATION	
CAPITALIZATION OVERVIEW	10
CAPITAL STRUCTURE	11
DEBT MATURITIES	12
SELECT DEBT COVENANTS	13
FINANCIAL	
FINANCIAL PROFILE	14
PERFORMANCE	15
BALANCE SHEETS	16
STATEMENTS OF INCOME	17
RECONCILIATIONS	18
RECONCILIATIONS	19
GLOSSARY	
GLOSSARY	20

FORWARD LOOKING STATEMENTS AND RISK FACTORS:

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain "forward-looking" statements as that term is defined by the Private Securities Litigation Reform Act of 1995. All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitations, those containing words such as "may," "will," "believes," anticipates," "expects," "intends," "estimates," "plans," and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking. Such risks and uncertainties include, among other things, the impact of COVID-19 on our tenants and the risks which are described under the heading "Risk Factors" in Item 1A in our Form 10-K for the year ended December 31, 2020. In this Supplemental Information, we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous. Unless otherwise noted, all amounts are unaudited and are as of or for the quarter ended March 31, 2021.

COVER: Carolina Reserve of Durham, operated by Navion Senior Solutions, is located in Durham, NC.

WE INVEST IN RELATIONSHIPS

NATIONAL HEALTH INVESTORS, INC. (NYSE: NHI), is a real estate investment trust specializing in sale-leaseback, joint-venture, mortgage and mezzanine financing of need-driven and discretionary senior housing and medical facility investments. NHI's portfolio consists of independent, assisted and memory care communities, entrance-fee retirement communities, skilled nursing facilities, medical office buildings and specialty hospitals.

LEADERSHIP



Eric Mendelsohn
President & CEO



Kristin S. Gaines
Chief Credit Officer



Kevin Pascoe
Chief Investment Officer



John Spaid
Chief Financial Officer



David Travis
Chief Accounting Officer



Michelle Kelly
SVP, Investments



Dana Hambly
VP, Investor Relations

ANALYST COVERAGE

Aaron Hecht, JMP Securities
Connor Siversky, Berenberg
Daniel Bernstein, Capital One Securities, Inc.
John Kim, BMO Capital Markets
Jordan Sadler, KeyBanc Capital Markets
Michael Lewis, Truist Securities
Omotayo Okusanya, Mizuho Securities
Rich Anderson, SMBC Nikko Securities America, Inc.
Steve Manaker, Stifel
Todd Stender, Wells Fargo

CONTACT INFORMATION

National Health Investors, Inc.
222 Robert Rose Drive
Murfreesboro, Tennessee 37129
615.890.9100 | investorrelations@nhireit.com

Transfer Agent
Computershare Trust Company, N.A
P.O. Box 43078
Providence, RI 02940-3078
800.942.5909

PORTFOLIO OVERVIEW

HIGHLIGHTS

- Diversified portfolio of exceptional healthcare properties
- Conservatively managed balance sheet
- Industry leading FFO growth
- Strong growing dividend



AS OF MARCH 31, 2021

162	SENIOR HOUSING
75	SKILLED NURSING
3	HOSPITAL
2	MEDICAL OFFICE

242	36	34
PROPERTIES	OPERATING PARTNERS	STATES



PARTNERS[1]
4% SMALL
12% NHC
8% ENSIGN
1% QUORUM
1% ACADIA
1% OTHER PUBLIC
11% HOLIDAY
7% LCS
16% SLC
15% BICKFORD
4% DISCOVERY
3% HSM
3% CHANCELLOR
3% SLM
11% OTHER

Regional 55% | Small 4%
Public 23% | National Private Chain 18%



ASSETS[1]
7% SENIOR LIVING CAMPUS
1%[2] OTHER INCOME
27% SKILLED
3% HOSPITAL & MOB
13% INDEPENDENT LIVING
24% ENTRANCE FEE
25% ASSISTED LIVING

Sr. Hsng. Need-Driven 32% | Medical 30%
Sr. Hsng. Discretionary 37% | Other Income 1%[2]

[1] *Based on annualized cash revenue of $305,262,000 in place at March 31, 2021.*
[2] *Other income consists primarily of revenue from non-mortgage notes receivable.*

PORTFOLIO SUMMARY

as of March 31, 2021 (dollars in thousands)

	Properties	Units/ Sq. Ft*	YTD GAAP Revenue	YTD Straight Line	YTD Cash Revenue	Full Year Impact	Annualized Cash Revenue
Leases							
Senior Housing - Need Driven							
Assisted Living	94	5,131	$ 16,866	$ 1,242	$ 15,624	$ 54,474	$ 70,098
Senior Living Campus	14	1,976	5,803	382	5,421	16,263	21,684
Total Senior Housing - Need Driven	108	7,107	22,669	1,624	21,045	70,737	91,782
Senior Housing - Discretionary							
Independent Living	32	3,703	11,767	1,633	10,134	30,403	40,537
Entrance-Fee Communities	11	2,707	15,377	788	14,589	43,769	58,358
Total Senior Housing - Discretionary	43	6,410	27,144	2,421	24,723	74,172	98,895
Total Senior Housing	151	13,517	49,813	4,045	45,768	144,909	190,677
Medical Facilities							
Skilled Nursing	72	9,433	20,573	236	20,337	61,011	81,348
Hospitals	3	207	2,035	(49)	2,084	6,291	8,375
Medical Office Buildings	2	88,517 *	167	9	158	470	628
Total Medical Facilities	77	9,640	22,775	196	22,579	67,772	90,351
Total Leases	228	23,157	72,588	4,241	68,347	212,681	281,028
Escrow funds received from tenants			2,161		2,161	(2,161)	—
Total Rental Income			74,749		70,508	210,520	281,028
Mortgages and Other Notes Receivable							
Senior Housing - Need Driven	9	565	1,407		1,407	4,223	5,630
Senior Housing - Discretionary	2	714	3,770		3,770	11,312	15,082
Skilled Nursing	3	180	104		104	307	411
Other Notes Receivable	—		778		778	2,333	3,111
Total Mortgage and Other Notes	14	1,459	6,059		6,059	18,175	24,234
Investment and Other Income			77		77	(77)	—
Total Revenue			$ 80,885	$ 4,241	$ 76,644	$ 228,618	$ 305,262

OPERATING PARTNERS

	Ownership	Market Focus	% of Revenue[1]
Senior Living Communities owns and operates luxury retirement communities located in Connecticut, South Carolina, North Carolina, Florida, Georgia and Indiana.	Private	SHO	16%
Bickford Senior Living manages or operates over 60 independent living, assisted living, and memory care branches throughout the country. They are also an experienced developer, constructing over 150 communities.	Private	SHO	15%
Founded in 1971, National HealthCare Corporation (NYSE American: NHC) is a publicly traded operator, specializing in skilled nursing centers along with assisted and independent living facilities. NHC oversees more than 9,000 skilled nursing beds across 10 states, with properties located in the Southeastern, Northeastern, and Midwestern parts of the United States.	Public	SNF/SHO	12%
Holiday Retirement is one of the largest providers of independent living communities in the U.S. Founded in 1971, they are a privately held company and currently operate more than 200 facilities.	Private	SHO	11%
The Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies and other rehabilitative and healthcare services at multiple locations across 13 states.	Public	SNF	8%
Based in Des Moines, Iowa, and established in 1971, Life Care Services operates and develops continuing care retirement communities, stand-alone assisted living, memory care, and rental communities nationwide.	Private	SHO	7%
For more than 25 years, Discovery Senior Living has become a recognized industry leader in developing, building and operating luxury, resort-style communities across the United States. Discovery provides more than 8,500 homes for seniors which include: villas, senior apartments, independent living, supervised independent living, assisted living and memory care homes.	Private	SHO	4%
Health Services Management is a non-profit formed in 2000. The Company operates more than 20 skilled nursing and assisted living facilities located in Florida, Indiana, Tennessee, and Texas.	NFP	SNF	3%
Senior Living Management Corporation is based in Coconut Creek, Florida and operates assisted living, memory care and skilled nursing facilities in Florida, Georgia and Louisiana.	Private	SHO	3%
Chancellor Health Care is based in Windsor, California and formed in 1992. Chancellor operates on the full continuum of care and has more than 15 properties across 6 states, which include California, Colorado, Illinois, Maryland, Oregon, and Texas and serves over 750 seniors.	Private	SHO	3%

[1]Based on annualized cash revenue of $305,262,000 for contracts in place at March 31, 2021.

EBITDARM LEASE COVERAGE

NHI TOTAL PORTFOLIO

Property Type	SHO	SNF	HOSP	MOB	TOTAL
Properties	136	74	3	2	215
4Q19	1.18x	2.76x	2.01x	6.35x	1.68x
4Q20	1.12x	2.90x	2.66x	7.99x	1.69x

Property Class	Need Driven	Need Driven excl. Bickford	Discretionary	Discretionary excl. SLC & Holiday	Medical	Medical excl. NHC
Properties	97	49	39	4	79	37
4Q19	1.12x	1.17x	1.24x	1.76x	2.72x	1.97x
4Q20	0.95x	0.93x	1.30x	1.78x	2.91x	2.24x

Customers	NHC[1]	SLC	Bickford[2]	Holiday
Properties	42	9	48	26
4Q19	3.71x	1.07x	1.07x	1.22x
4Q20	3.82x	1.31x	0.97x	1.08x

NHI SAME-STORE PORTFOLIO[3]

Property Type	SHO	SNF	HOSP	MOB	TOTAL
Properties	128	74	2	2	206
4Q19	1.18x	2.76x	1.54x	6.35x	1.67x
4Q20	1.12x	2.90x	1.96x	7.99x	1.67x

Property Class	Need Driven	Need Driven excl. Bickford	Discretionary	Discretionary excl. SLC & Holiday	Medical	Medical excl. NHC
Properties	90	42	38	3	78	36
4Q19	1.12x	1.17x	1.25x	1.83x	2.71x	1.91x
4Q20	0.94x	0.90x	1.30x	1.83x	2.88x	2.13x

Customers	NHC[1]	SLC	Bickford[2]	Holiday
Properties	42	9	48	26
4Q19	3.71x	1.07x	1.07x	1.22x
4Q20	3.82x	1.31x	0.97x	1.08x

All tables are based on the trailing 12 months and exclude transitioned properties pursuant to cash-flow based leases, mortgages and other notes receivable and development and lease up properties in operation less than 24 months. The tables include pro forma rents for stabilized acquisitions in the portfolio less than 24 months. These results include any amounts received and recognized by the operators from the HHS CARES Act Provider Relief Fund and funds received under the Paycheck Protection Program if the loan has been forgiven. Our operators may not consistently account for any pandemic relief funds received which can impact comparability among operators and across periods.

[1] *NHC coverage is based on corporate level Fixed Charge Coverage Ratio and includes 3 independent living facilities.*
[2] *Proforma Bickford T12 EBITDARM coverage excluding the disposition of 6 leased assets is 1.02x.*
[3] *Excludes properties that have transitioned operators in past 24 months.*

PURCHASE OPTIONS & LEASE MATURITIES

Tenant Purchase Options (dollars in thousands)

Asset Type	Properties	Lease Expiration	1st Option Open Year	Option Type	Current Cash Rent ($)	% of Total[1]
SHO	3	December 2021	Open	C	1,000	0.33 %
MOB	1	February 2025	Open	A	314	0.10 %
HOSP	1	March 2025	Open	B	2,016	0.66 %
HOSP	1	September 2027	Exercised	D	2,815	0.92 %
HOSP	1	June 2022	2022	A	3,544	1.16 %
SNF	7	August 2028	2025	C	3,932	1.29 %
SHO	2	May 2035	2027	B	5,295	1.73 %
SNF	1	September 2028	2028	C	482	0.16 %
						6.35 %

Option Type:
A. Greater of fixed base price or fair market value
B. Fixed base price plus a specified share on any appreciation
C. Fixed base price
D. Fixed capitalization rate on lease revenue

[1] *Based on annualized cash revenue of $305,262,000 for contracts in place at March 31, 2021.*

Lease Maturities (annualized cash rent; dollars in thousands)

	Properties	SHO ($)	SNF ($)	Other ($)	Total ($)
2021	12	2,523	1,308	—	3,831
2022	4	850	—	3,544	4,394
2023	15	11,986	2,985	—	14,971
2024	9	8,323	—	—	8,323
2025	3	522	—	2,330	2,852
2026	35	1,361	32,568	—	33,929
2027	5	12,786	—	3,129	15,915
2028	14	8,098	4,414	—	12,512
2029	31	59,419	13,618	—	73,037
2030	7	5,127	—	—	5,127
Thereafter	93	79,683	26,454	—	106,137

INVESTMENT RATIONALE

WE INVEST IN RELATIONSHIPS, NOT JUST PROPERTIES

- FOCUSED ON GROWING WITH OUR 36 OPERATING PARTNERS AND SELECT NEW CUSTOMERS
- DIVERSIFIED INVESTMENT PLAN EMPHASIZING PRIVATE PAY SENIOR HOUSING PROPERTIES AND BEST-IN-CLASS SNF OPERATORS
- EXPERIENCED OPERATORS WITH PROVEN RECORD OF QUALITY CARE AND VALUE CREATION
- LOW LEVERAGE BALANCE SHEET AND STAGGERED LONG-TERM DEBT MATURITIES
- TARGET 60/40 EQUITY/DEBT FUNDING MIX

Investment History*
(dollars in millions)


$800
$700
$600
$500
$400
$300
$200
$100
$0
$752.1
$571.0
$310.1
$447.7
$214.0
$364.3
$329.0
$226.9
$50.0
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2013
2014
2015
2016
2017
2018
2019
2020
2021
Existing Relationship
New Relationship
10-Year Treasury
WACY


NOTES
8%
INVESTMENT STRUCTURE
LEASE
92%

*The average age of properties acquired since 2013 is **16.8 years.** The total portfolio average age is **25.0 years.**

RECENT INVESTMENTS

Recent Lease Activity

(dollars in thousands)	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded	Remaining
Q3 2020								
41 Management	SHO	Lease	43/1	WI	7.50%	$ 12,300[2]	$ (12,300)	$ —
Q2 2020								
Autumn Trace*	SHO	Lease	88/2	IN	7.25%	14,250	(14,250)	—
Q1 2020								
Life Care Services	EFC	JV	401/1	WA	6.75%	134,892	(134,892)	—
Bickford Senior Living	SHO	Lease	60/1	MI	8.00%	15,100[3]	(15,100)	—
						$ 176,542	$ (176,542)	$ —
Q4 2019								
41 Management	SHO	Lease	48/1	MN	7.23%	$ 9,340	$ (9,340)	$ —
Q3 2019								
Bickford Senior Living	SHO	Lease	60/1	IL	8.00%	15,100[3]	(15,100)	—
Cappella Living Solutions*	SHO	Lease	51/1	CO	7.25%	7,600	(7,600)	—
Q2 2019								
Discovery Senior Living	SHO	JV	596/6	PA, MD, IN	6.50%	127,917	(127,917)	—
Comfort Care Senior Living	SHO	Lease	133/2	MI	7.75%	24,300	(24,300)	—
Q1 2019								
Holiday Retirement	SHO	Lease	232/1	FL	6.71%	38,000	(38,000)	—
Wingate Healthcare*	SHO	Lease	267/1	MA	7.50%	52,200	(52,100)	100
						$ 274,457	$ (274,357)	$ 100

Recent Loan Origination and Other Development Activity

(dollars in thousands)	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded	Remaining
Q2 2021								
Montecito Medical *	MOB	Mezzanine Loan	N/A	N/A	9.50%[4]	$ 50,000	$ —	$ 50,000
Q4 2020								
41 Management	SHO	Construction Loan	110/1	WI	8.50%	$ 22,200	$ (6,207)	$ 15,993
Q2 2020								
Bickford Senior Living	SHO	Construction Loan	64/1	VA	9.00%	14,200	(2,390)	11,810
Watermark Retirement	SHO	Working Capital Note	420/2	CT	7.50%	5,000	—	5,000
Q1 2020								
Timber Ridge OpCo	SHO	Working Capital Note	N/A	N/A	6.00%	5,000	—	5,000
Bickford Senior Living	SHO	Mortgage	56/2	IN	7.00%	4,000	(4,000)	—
						$ 100,400	$ (12,597)	$ 87,803
Q4 2019								
41 Management	SHO	Second Mortgage	43/1	WI	13.00%	$ 3,870	$ (3,870)	$ —
Q3 2019								
Discovery Senior Living	SHO	Senior Mortgage	74/1	IN	7.00%	6,423	(6,423)	—
Discovery Senior Living	SHO	Working Capital Note	N/A	N/A	6.50%	750	(750)	—
Q2 2019								
Senior Living Communities	EFC	Senior Note	248/1	SC	7.25%	32,700	(32,700)	—
41 Management*	SHO	Construction Loan	53/1	WI	8.50%	10,800	(8,901)	1,899
						$ 54,543	$ (52,644)	$ 1,899
Other Loan and Development Commitments								
Life Care Services	EFC	Senior Note	466/1	AZ	7.25%	$ 118,800	$ (104,618)	$ 14,182
Life Care Services	EFC	Construction Loan	101/1	AZ	8.50%	61,200	(61,200)	—
Bickford Senior Living	SHO	Construction Loan	183/3	MI, VA	9.00%	42,900	(31,090)	11,810
Senior Living Communities	SHO	Revolving Credit	N/A	N/A	Variable	12,000	(11,489)	511

** Indicates new operating relationship*
[1] Building count excludes renovations.
[2] Acquisition was partially funded with the cancellation of a $3.9 million second mortgage due from 41 Management.
[3] Acquisition was partially funded with the cancellation of a $14.0 million construction loan due from Bickford.
[4] NHI can earn an additional 2.5% in interest based upon certain future capital events including asset sales and recapitalizations.

CAPITALIZATION OVERVIEW

(dollar and share amounts in thousands)

QUARTER ENDED / AS OF	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q1 2020
Balance Sheet Data					
Gross cost of real estate assets	$ 3,266,255	$ 3,265,070	$ 3,264,564	$ 3,247,138	$ 3,228,132
Total assets	3,183,273	3,120,489	3,139,273	3,166,971	3,167,835
Total liabilities	1,620,558	1,597,544	1,635,271	1,663,502	1,660,842
Total noncontrolling interests	10,530	10,711	10,953	11,110	11,435
Total stockholder's equity attributable to NHI	1,552,185	1,512,234	1,493,049	1,492,359	1,495,558
Operating Data					
Total revenue	$ 80,885	$ 81,238	$ 84,301	$ 84,174	$ 83,076
Rental revenue - GAAP	74,749	74,941	77,821	77,917	76,527
Straight-line rents	4,241	4,930	5,086	5,218	5,177
Rental revenue - Cash [1]	68,347	67,548	68,728	71,069	69,797
Cash NOI	74,607	73,802	75,302	77,440	76,263
Adjusted EBITDA [2]	70,485	74,907	77,012	78,594	76,836
Interest expense	12,973	12,293	12,892	13,557	14,140
General & administrative expense	7,989	3,176	2,785	3,032	4,311
NAREIT FFO	1.23	1.28	1.42	1.46	1.35
Normalized FFO	1.24	1.37	1.42	1.46	1.36
Capitalization					
Common shares outstanding at end of each period	45,851	45,186	44,729	44,650	44,650
Market value of equity at end of each period	$ 3,314,110	$ 3,125,516	$ 2,695,817	$ 2,711,148	$ 2,211,068
Total debt	1,524,725	1,499,285	1,528,968	1,554,241	1,548,904
Secured debt	95,260	95,354	138,165	138,473	138,778
Net debt	1,411,350	1,455,941	1,486,770	1,507,388	1,502,855
Total market capitalization, including net debt	4,725,460	4,581,457	4,182,587	4,218,536	3,713,923
Ratios					
Interest coverage ratio	5.4x	6.1x	6.0x	5.8x	5.4x
Fixed charge coverage ratio	5.7x	6.4x	6.3x	6.0x	5.6x
Net debt to adjusted EBITDA (annualized)	5.0x	4.9x	4.8x	4.8x	4.7x
Net debt as a percentage of market capitalization	29.9%	31.8%	35.5%	35.7%	40.5%
Total Debt / Gross Assets	40.1%	40.3%	41.1%	41.7%	41.8%
Secured Debt / Gross Assets	2.5%	2.6%	3.7%	3.7%	3.7%
Dividend Information					
Regular dividends declared per common share	$ 1.1025	$ 1.1025	$ 1.1025	$ 1.1025	$ 1.1025
Normalized FFO payout ratio per diluted comon share	88.9%	80.5%	77.6%	75.5%	81.1%
Dividends declared	$ 50,550	$ 49,818	$ 49,314	$ 49,227	$ 49,227
Normalized FFO payout ratio	89.7%	80.9%	78.0%	75.7%	81.1%
Normalized FAD payout ratio	84.9%	84.4%	81.8%	80.8%	82.7%
Portfolio Statistics					
Number of Properties	242	242	243	243	240

[1] *Excludes escrow funds received from tenants.*

[2] *For all periods presented the calculation of EBITDA includes GAAP interest expense, which excludes amounts capitalized during the period.*

CAPITAL STRUCTURE

Fixed Charge Coverage


10
8
6
4
2
0
6.4x
6.0x
5.4x
6.0x
5.7x
2017
2018
2019
2020
1Q21


UNSECURED, VARIABLE
12%
SECURED, FIXED
6%
UNSECURED, FIXED
82%
DEBT1

Revolver Liquidity (dollars in millions)


$800
$700
$600
$500
$400
$300
$200
$100
$0
$142.0
$137.0
$262.0
$252.0
$520.0
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Balance
Available

Net Debt to Adjusted EBITDA


5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
4.2x
4.5x
4.7x
4.7x
5.0x
2017
2018
2019
2020
2021²

December 31, 2020 (dollars in thousands)	Amount	Rate[3]	% of Total	Maturity[3]
Secured Debt				
Fixed Rate				
Fannie Mae Mortgage Loans	$95,260	3.94%	6.0%	4 years
Total Secured Debt	95,260			
Unsecured Debt				
Fixed Rate				
Term Loans	400,000	3.23%[4]	26.1%	2 years
Private Placement	400,000	4.15%	26.1%	4 years
Senior Unsecured Notes	400,000	3.00%	26.1%	10 years
Convertible Senior Notes	60,000	3.25%	3.9%	
Variable Rate				
Revolving Credit Facility	30,000	1.31%	2.0%	0.3 years
Term Loans	150,000	1.44%	9.8%	2 years
Total Unsecured Debt	1,440,000			
Subtotal	1,535,260	3.24%	100.0%	5 years
Note Discounts	(3,162)			
Unamortized Loan Costs	(7,373)			
Total Debt	$ 1,524,725			

[1] Excludes impact of unamortized discounts and loan costs
[2] Annualized, see page 19 for reconciliation
[3] Weighted average
[4] Fixed using derivative rate swaps, which mature in 2021

DEBT MATURITIES

Debt Schedule (as of April 30, 2021)

(dollars in thousands)

Financial Instrument	Amount Outstanding [1]	Interest Rate [2]	Fixed/ Variable	Maturity	Years to Maturity	Secured
Credit Facility						
$550MM Revolver (L + 120)[3]	$ —	1.31%	Variable	Aug-22	1.3	No
Bank Term Loan (L + 135)	225,000	1.46%	Variable	Aug-22	1.3	No
Bank Term Loan (L + 130)	300,000	1.41%	Variable	Sep-23	2.3	No
$125MM Private Placement Term Loan	125,000	3.99%	Fixed	Jan-23	1.7	No
$50MM Private Placement Term Loan	50,000	3.99%	Fixed	Nov-23	2.5	No
$75MM Private Placement Term Loan	75,000	3.93%	Fixed	Sep-24	3.3	No
$50MM Private Placement Term Loan	50,000	4.33%	Fixed	Nov-25	4.5	No
$100MM Private Placement Term Loan	100,000	4.51%	Fixed	Jan-27	5.7	No
$400MM Senior Unsecured Notes	400,000	3.00%	Fixed	Feb-31	9.8	No
Fannie Mae Term Loans	95,231	3.94%	Fixed	Apr-25	3.9	Yes
Total Debt	$ 1,420,231					
Weighted Averages		2.81%			4.7	
Impact of Swaps[4]		0.51%				
Effective Weighted Average Interest		3.32%				

[1] *As of April 30, 2021.*
[2] *Variable rates based on 1-month USD LIBOR on April 30, 2021.*
[3] *NHI exercised a 1-year extension option effective April 30, 2021.*
[4] *Swap agreements representing a notional amount of $400 million expire in Dec-21.*

Debt Maturity Schedule[1]

(dollars in millions)


$800
$700
$600
$500
$400
$300
$200
$100
$0
$-
$775
$550
$225
$475
$300
$175
$75
$75
$145
$95
$50
$-
$100
$100
$400
$400
Senior Notes
Line of Credit
Term Loans
Available Line of Credit
Secured Debt
Private Placement
2021
2022
2023
2024
2025
2026
2027
Thereafter

SELECT DEBT COVENANTS

Select Credit Facility and Private Placement Covenants[1]

Credit Facility	Requirement	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q1 2020
Leverage ratio	<= 60%	43%	44%	44%	43%	43%
Unencumbered leverage ratio	<= 60%	47%	48%	48%	48%	48%
Secured leverage ratio	<= 30%	3%	3%	4%	4%	4%
Fixed charge coverage ratio	>= 1.75	6.12	6.03	5.68	5.49	5.27
Tangible net worth	$965MM + 75% of future equity proceeds	Pass	Pass	Pass	Pass	Pass

Private Placement	Requirement	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q1 2020
Leverage ratio	<= 60%	43%	44%	44%	43%	43%
Unencumbered leverage ratio	<= 60%	47%	48%	48%	48%	48%
Secured leverage ratio	<= 30%	3%	3%	4%	4%	4%
Fixed charge coverage ratio	>= 2.00	5.52	5.45	4.98	4.86	4.67
Tangible net worth	$650MM + 85% of future equity proceeds	Pass	Pass	Pass	Pass	Pass

Public Bonds	Requirement	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q1 2020
Leverage ratio	<= 60%	41%	N/A	N/A	N/A	N/A
Secured leverage ratio	<= 40%	3%	N/A	N/A	N/A	N/A
Debt service ratio	>= 1.50	5.60	N/A	N/A	N/A	N/A
Unencumbered asset ratio	>= 150%	248%	N/A	N/A	N/A	N/A

Credit Ratings	Moody's	S&P Global	Fitch Ratings
Senior Unsecured Debt	Baa3	BBB-	BBB-
Issuer	Baa3	BBB-	BBB-
Outlook	Negative	Stable	Stable

[1] *These calculations are made in accordance with the respective debt agreements and may be different than other metrics presented.*

FINANCIAL

A DISCIPLINED APPROACH TO VALUE CREATION

- STEADY REVENUE AND CASH FLOW GROWTH
- STRONG RELATIVE LONG-TERM PERFORMANCE
- CONSISTENT DIVIDEND GROWTH AND HEALTHY PAYOUT RATIO

Cash NOI: 7.6% CAGR (dollars in millions)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$225.5
$251.5
$271.5
$290.5
$302.8
2016
2017
2018
2019
2020

Adjusted EBITDA: 6.8% CAGR (dollars in millions)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$236.5
$265.0
$280.2
$298.4
$307.4
2016
2017
2018
2019
2020

Normalized FAD: 8.4% CAGR


$320
$280
$240
$200
$160
$120
$80
$40
$0
$173.7
$198.0
$214.4
$226.5
$239.7
2016
2017
2018
2019
2020

NFFO Per Share: 3.6% CAGR


$6
$5
$4
$3
$2
$1
$0
$4.87
$5.29
$5.46
$5.50
$5.60
2016
2017
2018
2019*
2020

PERFORMANCE

Normalized FFO / Share (CAGR) NHI vs Peer Avg


10%
8%
6%
4%
2%
0%
1.2%
(6.6)%
1.9%
(6.3)%
3.6%
(5.5)%
3.7%
(5.4)%
4.9%
(4.2)%
2-Year
3-Year
4-Year
5-Year
6-Year

Peer Average Source: Wells Fargo Securities; based on 2020 actual results

Dividends / Share (CAGR) NHI vs Peer Avg


10%
8%
6%
4%
2%
0%
2.5%
(20.6)%
3.3%
(16.4)%
3.8%
(12.5)%
4.1%
(10.8)%
4.4%
(9.1)%
2-Year
3-Year
4-Year
5-Year
6-Year

Peer Average Source: Wells Fargo Securities; based on TTM dividends declared through 1Q21

Dividends Regular Special


$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

General & Administrative Cost as % of Total Revenue


9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
3.9%
4.4%
4.3%
4.2%
4.0%
2016
2017
2018
2019
2020

Total Return NHI MSCI US REIT Index S&P 500 TR Index


400
350
300
250
200
150
100
50
0
20.7%
31.3%
59.3%
34.9%
29.6%
112.7%
64.3%
67.4%
144.1%
142.5%
126.8%
267.9%
3 Year
5 Year
7 Year
10 Year

Regular Dividends and Payout Ratio


DIVIDEND PER SHARE
NFFO PAYOUT RATIO
$4.40
$4.20
$4.00
$3.80
$3.60
$3.40
$3.20
$3.00
80%
75%
70%
65%
60%
55%
50%
$3.60
$3.80
$4.00
$4.20
$4.41
2016
2017
2018
2019
2020

BALANCE SHEETS

(in thousands, except share and per share amounts)

	March 31,2021	December 31, 2020
Assets	*(unaudited)*	
Real estate properties		
Land	$ 220,361	$ 220,361
Buildings and improvements	3,042,763	3,041,616
Construction in progress	3,131	3,093
	3,266,255	3,265,070
Less accumulated depreciation	(618,299)	(597,638)
Real estate properties, net	2,647,956	2,667,432
Mortgage and other notes receivable, net	301,318	292,427
Cash and cash equivalents	113,375	43,344
Straight-line rent receivable	98,354	95,703
Other assets	22,270	21,583
Total Assets	$ 3,183,273	$ 3,120,489
Liabilities and Stockholders' Equity		
Debt	$ 1,524,725	$ 1,499,285
Accounts payable and accrued expenses	23,673	25,189
Dividends payable	50,550	49,818
Lease deposit liabilities	10,638	10,638
Deferred income	10,972	12,614
Total Liabilities	1,620,558	1,597,544
Commitments and Contingencies		
National Health Investors Stockholders' Equity:		
Common stock, $0.01 par value; 100,000,000 shares authorized;		
45,850,599 and 45,185,992 shares issued and outstanding, respectively	459	452
Capital in excess of par value	1,594,336	1,540,946
Cumulative dividends in excess of net income	(37,233)	(22,015)
Accumulated other comprehensive loss	(5,377)	(7,149)
Total National Health Investors Stockholders' Equity	1,552,185	1,512,234
Noncontrolling interests	10,530	10,711
Total Equity	1,562,715	1,522,945
Total Liabilities and Stockholders' Equity	$ 3,183,273	$ 3,120,489

STATEMENTS OF INCOME

(in thousands, except share and per share amounts)

Quarter Ended March 31,		2021		2020
Revenues		*(unaudited)*		*(unaudited)*
Rental income	$	74,749	$	76,527
Interest income and other		6,136		6,549
		80,885		83,076
Expenses				
Depreciation		20,806		20,443
Interest		12,973		14,140
Legal		130		334
Franchise, excise and other taxes		233		243
General and administrative		7,989		4,311
Taxes and insurance on leased properties		2,161		1,553
Loan and realty (gains) losses		(50)		1,555
		44,242		42,579
Loss on early retirement of debt		(451)		—
Loss from equity method investment		(808)		(442)
Gain on sale of real estate		—		21,007
Net income		35,384		61,062
Less: net (income) loss attributable to noncontrolling interests		(52)		(39)
Net income attributable to common stockholders	$	35,332	$	61,023
Weighted average common shares outstanding:				
Basic		45,305,087		44,613,593
Diluted		45,357,773		44,618,139
Earnings per common share:				
Net income attributable to common stockholders - basic	$	0.78	$	1.37
Net income attributable to common stockholders - diluted	$	0.78	$	1.37

RECONCILIATIONS

(in thousands, except share and per share amounts)

Quarter Ended March 31,		2021		2020
		(unaudited)		*(unaudited)*
Net income attributable to common stockholders	$	35,332	$	61,023
Elimination of certain non-cash items in net income:				
Depreciation		20,806		20,443
Depreciation related to noncontrolling interests		(210)		(147)
Gain on sale of real estate		—		(21,007)
NAREIT FFO attributable to common stockholders		55,928		60,312
Loss on early retirement of debt		451		—
Non-cash write-off of straight-line rent receivable		—		380
Normalized FFO attributable to common stockholders		56,379		60,692
Straight-line lease revenue, net		(4,241)		(5,557)
Straight-line lease revenue, net, related to noncontrolling interests		24		22
Straight-line lease expense related to equity method investment		25		21
Amortization of lease incentives		260		236
Amortization of original issue discount		54		100
Amortization of debt issuance costs		705		643
Amortization related to equity method investment		535		—
Note receivable credit loss expense		(50)		1,575
Non-cash stock-based compensation		5,446		1,845
Equity method investment capital expenditures		(105)		(105)
Equity method investment non-refundable fees received		519		73
Normalized FAD attributable to common stockholders	$	59,551	$	59,545
BASIC				
Weighted average common shares outstanding		45,305,087		44,613,593
NAREIT FFO attributable to common stockholders per share	$	1.23	$	1.35
Normalized FFO attributable to common stockholders per share	$	1.24	$	1.36
DILUTED				
Weighted average common shares outstanding		45,357,773		44,618,139
NAREIT FFO attributable to common stockholders per share	$	1.23	$	1.35
Normalized FFO attributable to common stockholders per share	$	1.24	$	1.36
PAYOUT RATIOS				
Regular dividends per common share	$	1.1025	$	1.1025
Normalized FFO payout ratio per diluted common share		88.9%		81.1%
Dividends declared	$	50,550	$	49,227
Normalized FFO payout ratio		89.7%		81.1%
Normalized FAD payout ratio		84.9%		82.7%

RECONCILIATIONS

(dollars in thousands)

Adjusted EBITDA Reconciliation	Quarter Ended March 31, 2021		2020
Net income	$ 35,384	$	61,062
Interest expense	12,973		14,140
Franchise, excise, and other taxes	233		243
Depreciation	20,806		20,443
NHI's share of EBITDA adjustments for unconsolidated entities	688		—
Gain on sale of real estate	—		(21,007)
Loss on note retirement	451		—
Non-cash write-off of straight-line rent receivable	—		380
Note receivable credit loss expense	(50)		1,575
Adjusted EBITDA	$ 70,485	$	76,836
Interest expense at contractual rates			
Interest rate swap payments, net	$ 10,452	$	13,003
Principal payments	1,778		478
Fixed Charges	94		304
	$ 12,324	$	13,785
Fixed Charge Coverage			
	5.7x		5.6x

Net Debt to Adjusted EBITDA		
Consolidated Total Debt	$	1,524,725
Less cash and cash equivalents		(113,375)
Consolidated Net Debt	$	1,411,350
Adjusted EBITDA	$	70,485
Annualizing Adjustment		211,455
Annualized impact of recent investments		—
	$	281,940
Consolidated Net Debt to Adjusted EBITDA		5.0x

Cash NOI		QTD 2021		QTD 2020
Rental income	$	74,749	$	76,527
Straight-line rent income		(4,241)		(5,177)
Taxes and insurance on leased properties		(2,161)		(1,553)
Amortization of lease incentives		260		236
Lease payments received from tenants	$	68,607	$	70,033
Interest income and other		6,136		6,549
Amortization of commitment fees and discounts		(136)		(319)
Cash NOI	$	74,607	$	76,263
Period over Period change ($)	$	(1,656)		
Period over Period change (%)		(2.17)%		

GLOSSARY

ANNUALIZED REVENUES

The term Annualized Revenue refers to the amount of revenue that our portfolio would generate if all leases and mortgages were in effect for the twelve-month calendar year, regardless of the commencement date, maturity date, or renewals. Therefore, annualized revenue is used for financial analysis purposes, and is not indicative of actual or expected results.

ADJUSTED EBITDA & EBITDARM

We consider Adjusted EBITDA to be an important supplemental measure because it provides information which we use to evaluate our performance and serves as an indication of our ability to service debt. We define Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Adjusted EBITDA also includes our proportionate share of unconsolidated equity method investments presented on a similar basis. Since others may not use our definition of Adjusted EBITDA, caution should be exercised when comparing our Adjusted EBITDA to that of other companies.

EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

CAGR

The acronym CAGR refers to the Compound Annual Growth Rate. The compound annual growth rate represents the year-over-year growth rate over a specified time period.

FFO, NORMALIZED FFO & FAD

These performance measures may not be comparable to similarly titled measures used by other REITs. Consequently, our FFO, normalized FFO, & normalized FAD may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of these operating performance measures, caution should be exercised when comparing our Company's FFO, normalized FFO, & normalized FAD to that of other REITs. These financial performance measures do not represent cash generated from operating activities in accordance with generally accepted accounting principles ("GAAP") (these measures do not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and are not necessarily indicative of cash available to fund cash needs.

FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT") and applied by us, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures, if any. The Company's computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or have a different interpretation of the current NAREIT definition from that of the Company; therefore, caution should be exercised when comparing our Company's FFO to that of other REITs. Diluted FFO assumes the exercise of stock options and other potentially dilutive securities. Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs.

We believe that FFO and normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue.

In addition to the adjustments included in the calculation of Normalized FFO, Normalized FAD excludes the impact of any straight-line rent revenue, amortization of the original issue discount on our convertible senior notes, amortization of debt issuance costs, non-cash stock based compensation, as well as certain non-cash items related to our equity method investment.

Normalized FAD is an important supplemental performance measure for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease. This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our convertible senior notes and debt issuance costs to be amortized as non-cash adjustments to earnings. We also adjust Normalized FAD for the net change in our allowance for expected credit losses, non-cash stock based compensation as well as certain non-cash items related to our equity method investments such as straight-line lease expense and amortization of purchase accounting adjustments. Normalized FAD is an important supplemental measure of liquidity for a REIT as a useful indicator of the ability to distribute dividends to stockholders.

FACILITY TYPES

SHO - Senior housing
EFC - Entrance Fee Community
SNF - Skilled nursing facility
HOSP - Hospital
MOB - Medical office building

FIXED CHARGES

The term Fixed Charges refers to interest expense and debt principal.

Peer Average

The peer average calculations provided by Wells Fargo Securities include the following diversified healthcare REITs:

Ventas, Inc.
Welltower, Inc.
LTC Properties, Inc.
Healthpeak Properties
Sabra Health Care REIT, Inc.

STABILIZED LEASE

A newly acquired triple-net lease property is generally considered stabilized upon lease-up (typically when senior-care residents occupy at least 85% of the total number of certified units over at least a 12 month period) Newly completed developments, including redevelopments, are considered stabilized upon lease-up, as described above.

TOTAL RETURN

The term Total Return refers to the total return an investor would have realized on an annual basis over a certain period assuming that all dividends are reinvested on the dividend payment date.

WACY

The acronym WACY refers to Weighted Average Cash Yield, which is the anticipated rate of return upon initial investment excluding the impact of any discounts received or premiums paid.